Exhibit 10.20

REGISTRATION RIGHTS AGREEMENT

by and among

Zoetis Inc.

and

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

Barclays Capital Inc.

J.P. Morgan Securities LLC

and

Deutsche Bank Securities Inc.,

as Representatives of the several

Initial Purchasers

Dated as of January 28, 2013

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January 28, 2013, by and among Zoetis Inc., a Delaware corporation (the “Company”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as representatives of the several Initial Purchasers (collectively, the “Initial Purchasers”) named in the Purchase Agreement (as defined below), each of which has agreed to purchase the Company’s 1.150% Senior Notes due 2016, 1.875% Senior Notes due 2018, 3.250% Senior Notes due 2023 and 4.700% Senior Notes due 2043 (collectively, the “Initial Securities”) pursuant to the Purchase Agreement.

This Agreement is made pursuant to the Purchase Agreement, dated January 16, 2013 (the “Purchase Agreement”), between the Company and the Initial Purchasers for the benefit of the holders from time to time of the Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 8(k) of the Purchase Agreement.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest: As defined in Section 5 hereof.

Additional Interest Payment Date: With respect to the Initial Securities, each Interest Payment Date.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: The date of this Agreement.

Commission: The Securities and Exchange Commission.

Company: As defined in the preamble hereto.

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Security

Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were validly tendered and not withdrawn by Holders thereof pursuant to the Exchange Offer.

Effectiveness Target Date: As defined in Section 5 hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Offer: The registration by the Company under the Securities Act of the Exchange Securities on a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities that were validly tendered and not withdrawn in such exchange offer by such Holders.

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Initial Securities to certain “qualified institutional buyers,” as such term is defined in Rule 144A under the Securities Act and to certain non-U.S. persons pursuant to Regulation S under the Securities Act.

Exchange Securities: The 1.150% Senior Notes due 2016, 1.875% Senior Notes due 2018, 3.250% Senior Notes due 2023 and 4.700% Senior Notes due 2043, of the same series under the Indenture as the Initial Securities, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

FINRA: Financial Industry Regulatory Authority, Inc.

Holders: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The Indenture, dated as of January 28, 2013, by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of January 28, 2013, by and between the Company and the Trustee, pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Purchasers: As defined in the preamble hereto.

Initial Placement: The sale by the Company and by the Selling Noteholders (as defined in the Purchase Agreement) of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Securities: As defined in the preamble hereto.

Interest Payment Date: As defined in the Indenture and the Securities.

Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, other legal entity or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Purchase Agreement: As defined in the preamble hereto.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Representatives: As defined in the preamble to the Purchase Agreement.

Securities: The Initial Securities and/or the Exchange Securities.

Securities Act: The Securities Act of 1933, as amended.

Shelf Filing Deadline: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a) hereof.

Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged by a person other than a Broker-Dealer in the Exchange Offer for an Exchange Security , (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or, following the exchange by a Broker-Dealer in the Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who received from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement.

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Registered Exchange Offer.

(a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), the Company shall (i) use its commercially reasonable efforts to cause to be filed with the Commission a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause to cause such Registration Statement to be declared effective by the Commission and (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to be declared effective by the Commission, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) use its commercially reasonable efforts to cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause and use its commercially reasonable efforts to cause the Exchange Offer to comply with all applicable federal and state, respectively, securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has been declared effective by the Commission, but in no event later than 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day).

(c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission.

The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which such Broker-Dealer no longer owns any Transfer Restricted Securities.

The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

SECTION 4. Shelf Registration.

(a) Shelf Registration. If (i) the Company is not permitted to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 365 days after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securities (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates, then, upon such Holder’s request, the Company shall:

(x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the earlier to occur of (1) the 30th day after the date on which the Company determines that it is not permitted to file the Exchange Offer Registration Statement and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (iii) above; provided that, in each case, in no event shall the Company be required to cause such Shelf Registration Statement to be filed earlier than the 365th day after the Closing Date (or if such 365th day is not a Business Day, the next succeeding Business Day) (such earliest date being the “Shelf Filing Deadline”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y) use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline (or if such 60th day is not a Business Day, the next succeeding Business Day).

The Company shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until the earlier of (i) one year after the Closing Date and (ii) the date all Securities registered under the Shelf Registration Statement have been sold as contemplated in the Shelf Registration Statement (the period during which a Shelf Registration is required to remain continuously effective, the “Shelf Registration Period”).

(b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION 5. Additional Interest. If (i) the Company has not Consummated the Exchange Offer on or before the day that is 365 days after the Closing Date, (ii) if applicable, a Shelf Registration Statement covering resales of the Securities has not been filed or declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the “Effectiveness Target Date”), or (iii) if applicable, after the Shelf Registration Statement required by this Agreement is filed and is declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time during the Shelf Registration Period without being immediately replaced by a comparable Registration Statement filed and declared effective by the Commission (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Transfer Restricted Securities (“Additional Interest”) shall accrue on the principal amount of the Transfer Restricted Securities at a rate of 0.25% per annum for the first 90-day period immediately following such Registration Default and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum rate of 1.00% per annum, until all Registration Defaults have been cured or such affected Securities ceases to be Transfer Restricted Securities, the interest rate borne by the relevant Transfer Restricted Securities will be reduced to the original interest rate borne by such Transfer Restricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such Security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full. The accrual of such additional interest shall be the exclusive monetary remedy available to Holders for any Registration Default.

SECTION 6. Registration Procedures.

(a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) hereof, shall use its commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and the Company and each Holder shall comply with all of the following provisions:

(i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, subject to Section 4, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Initial Securities. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.

(ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) any Exchange Securities to be received by it will be acquired in ordinary course of its business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (which may include any no action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company.

(b) Shelf Registration Statement. If required pursuant to Section 4, in connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as practicable prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), the Company shall:

(i) use its commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii) advise the underwriter(s), if any, and selling Holders, if any, promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has been declared effective by the Commission, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference therein after the initial filing of such Registration Statement), if not otherwise available on the Commission’s EDGAR system and if the Company in its sole discretion determines it is appropriate under applicable law, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a Holder, including any an Initial Purchaser, of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of a Selling Holder or underwriter, if any, shall be deemed to be reasonable if such Registration

Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission and the objection relates to such matter;

(v) make available at reasonable times for inspection by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to a Shelf Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriter(s), if any, and the Company in its sole discretion determines such “roadshow” will not materially interfere with its business;

(vi) if requested by any selling Holders or the underwriter(s), if any, incorporate in any Shelf Registration Statement or Prospectus thereunder, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii) in the case of a Shelf Registration Statement, upon written request, furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(viii) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto in accordance with all applicable laws;

(ix) in the case of a Shelf Registration Statement, enter into such customary agreements (including an underwriting agreement), and make such customary representations and warranties, and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any such Shelf Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

(A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer or, if applicable, the effectiveness of the Shelf Registration Statement:

(1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by an officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representatives, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 8(d) of the Purchase Agreement and (but with respect to the Exchange Offer Registration Statement and Shelf Registration Statement, as the case may be) such other matters as such parties may reasonably request;

(2) in the case of an underwritten offering under a Shelf Registration Statement, an opinion and negative assurance letter, dated the date of effectiveness of the Shelf Registration Statement, of counsel for Company, covering matters substantially similar to those set forth in the opinions delivered pursuant to Sections 5(f) of the Purchase Agreement and such other matter as such parties may reasonably request; and

(3) in the case of an underwritten offering under a Shelf Registration Statement, a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Company’s independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings;

(B) set forth customary indemnification provisions in the underwriting agreement, if any; and

(C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this Section 6(c)(xi), if any.

If at any time the representations and warranties of the Company contemplated in Section 6(c)(xi)(A)(1) hereof cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly.

(x) prior to any public offering of Transfer Restricted Securities, reasonably cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or other entity where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

(xi) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold under a Shelf Registration Statement and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriter(s);

(xii) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading;

(xiii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company;

(xiv) cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the FINRA;

(xv) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or commercially reasonable efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement;

(xvi) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

(xvii) if not otherwise available on the Commission’s EDGAR system, provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof.

SECTION 7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement been declared effective by the Commission, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the FINRA (and, if applicable, the reasonable fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of the FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, pursuant to and subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

(b) In connection with any Shelf Registration Statement required by this Agreement , the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Davis Polk & Wardwell LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Shelf Registration Statement is being prepared.

SECTION 8. Indemnification.

(a) The Company agrees to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective affiliates, officers, directors, partners and employees of any Holder (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages and liabilities (including, without limitation, and as incurred, reimbursement of all reasonable legal fees and other costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to Section 8(a) or 8(b), such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided, however, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under Section 8(a) or (b) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under Section 8(a) or (b). If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 90 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified

Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners and employees of each such Person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company shall be deemed to be equal to the total net proceeds (before deducting expenses) to the Company from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages or liabilities, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by the Holders with respect to the Initial Securities registered by such Holder on such Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

SECTION 9. Rule 144A. The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriter(s) must be reasonably satisfactory to the Company.

SECTION 12. Miscellaneous.

(a) Remedies. The Company hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s securities under any agreement in effect on the date hereof.

(c) Adjustments Affecting the Securities. The Company will not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Security Registrar under the Indenture, with a copy to the Security Registrar under the Indenture; and

(ii) if to the Company:

Zoetis Inc.

c/o Pfizer Inc.

5 Giralda Farms

Madison, New Jersey 07940

Fax No.: (646) 563-9617

Attention: General Counsel

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Fax No.: (212) 735-2000

Attention: Stacy J. Kanter, Esq.

                 Dwight S. Yoo, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer

Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ZOETIS INC.

By:	/s/ Heidi C. Chen
	Name:	Heidi C. Chen
	Title:	Executive Vice President, General Counsel and Corporate Secretary

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BARCLAYS CAPITAL INC.
J.P. MORGAN SECURITIES LLC
DEUTSCHE BANK SECURITIES INC., as Representatives of the several initial Purchasers

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ James Probert
	Name:	James Probert
	Title:	Managing Director

Barclays Capital Inc.

By:	/s/ Pamela Kendall
	Name:	Pamela Kendall
	Title:	Director

J.P. Morgan Securities Inc.

By:	/s/ Maria Sramek
	Name:	Maria Sramek
	Title:	Executive Director

Deutsche Bank Securities Inc.

By:	/s/ Jack C. McCabe
	Name:	Jack C. McCabe
	Title:	Director

By:	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director